MASTER FEE WAIVER AGREEMENT

This Agreement, dated June 1, 2005, is between American Express Financial Corporation ("AEFC"), in its capacity as investment advisor and administrator, American Express Client Service Corporation ("AECSC"), in its capacity as transfer agent, and American Express Financial Advisors Inc. ("AEFA"), in its capacity as distributor (AEFC, AECSC and AEFA collectively referred to as the "Service Providers"), and each of the American Express Funds and the Preferred Master Trusts on behalf of its underlying series funds or portfolios, listed in Schedule A (the term "Fund" is used to refer to either the registrant or the underlying fund or portfolio as the context requires). Under this Agreement, the Service Providers agree to waive fees and reimburse certain expenses, and the Fund agrees to accept those waivers and reimbursements, as described below and in Schedule B:

     1. Applicable Agreements. To the extent that the Fund's total expenses exceed the expense ratios set out in Schedule B, the Service Providers agree to waive fees and reimburse certain expenses under one or more of the following agreements, as applicable:

          o    Investment  Management  Services  Agreement  between the Fund and
               AEFC.

          o    Administrative Services Agreement between the Fund and AEFC.

          o    Transfer Agency Agreement between the Fund and AECSC.

          o    Plan and Agreement of Distribution between the Fund and AEFA.

          The above-mentioned agreements may be amended from time to time.

     2. Fee Caps. AEFC also agrees to pay certain non-advisory expenses of the Fund if necessary to meet the expense ratio limits set out in Schedule
          B. AEFC will determine the allocation of fee waivers and expense reimbursements among the applicable agreements.

     3. Termination. With respect to any Fund, this Agreement will terminate on the date listed in Schedule B unless modified by written agreement of the Fund and the Service Providers or terminated earlier at the sole discretion of the Fund.

Master Agreement - Fee Waivers          2

                                   Schedule A

List of Funds:

AXP DISCOVERY SERIES, INC.
         AXP Core Bond Fund
         AXP Discovery Fund
         AXP Income Opportunities Fund
         AXP Inflation Protected Securities Fund
         AXP Limited Duration Bond Fund
AXP FIXED INCOME SERIES, INC.
         AXP Diversified Bond Fund
AXP GLOBAL SERIES, INC.
         AXP Threadneedle Emerging Markets Fund
         AXP Global Technology Fund
AXP GOVERNMENT INCOME SERIES, INC.
         AXP Short Duration U.S. Government Fund
         AXP U.S. Government Mortgage Fund
AXP GROWTH SERIES, INC.
         AXP Large Cap Equity Fund
         AXP Large Cap Value Fund
         AXP Quantitative Large Cap Equity Fund
AXP INCOME SERIES, INC.
         AXP Selective Fund
AXP INTERNATIONAL SERIES, INC.
         AXP Threadneedle International Fund
AXP INVESTMENT SERIES, INC.
         AXP Mid Cap Value Fund
AXP MARKET ADVANTAGE SERIES, INC.
         AXP Portfolio Builder - Conservative Fund
         AXP Portfolio Builder - Moderate Conservative Fund
         AXP Portfolio Builder - Moderate Fund
         AXP Portfolio Builder - Moderate Aggressive Fund
         AXP Portfolio Builder - Aggressive Fund
         AXP Portfolio Builder - Total Equity Fund
         AXP Small Company Index Fund
         AXP S&P 500 Index Fund
AXP PARTNERS SERIES, INC.
         AXP Partners Aggressive Growth Fund
         AXP Partners Growth Fund
         AXP Partners Select Value Fund
         AXP Partners Small Cap Core Fund
         AXP Partners Small Cap Value Fund
AXP PARTNERS INTERNATIONAL SERIES, INC.
         AXP Partners International Aggressive Growth Fund
         AXP Partners International Core Fund

Master Agreement - Fee Waivers          3

         AXP Partners International Small Cap Fund
AXP SECTOR SERIES, INC.
         AXP Real Estate Fund
AXP SPECIAL TAX-EXEMPT SERIES TRUST
         AXP Massachusetts Tax-Exempt Fund
         AXP Michigan Tax-Exempt Fund
         AXP New York Tax-Exempt Fund
         AXP Ohio Tax-Exempt Fund
AXP STRATEGY SERIES, INC.
         AXP Partners Small Cap Growth Fund
AXP TAX-EXEMT SERIES, INC.
         AXP Intermediate Tax-Exempt Fund
AXP VARIABLE PORTFOLIO INCOME SERIES, INC.
         AXP VP Core Bond Fund
         AXP VP Income Opportunities Fund
         AXP VP Inflation Protected Securities Fund
AXP VARIABLE PORTFOLIO INVESTMENT SERIES, INC.
         AXP VP Equity Select Fund
         AXP VP Mid Cap Value Fund
         AXP VP Large Cap Value Fund
         AXP VP S&P 500 Index Fund
         AXP VP Threadneedle Emerging Markets Fund
AXP VARIABLE PORTFOLIO PARTNERS SERIES, INC.
         AXP VP Partners Select Value Fund
         AXP VP Partners Small Cap Value Fund
AXP VARIABLE PORTFOLIO SELECT SERIES, INC.
         AXP VP Core Equity Fund

GROWTH TRUST
GROWTH AND INCOME TRUST
INCOME TRUST
TAX-FREE INCOME TRUST
WORLD TRUST

Master Agreement - Fee Waivers          4


                                   Schedule B


     Fee Caps. The Service Providers agree to waive fees and reimburse certain expenses to the extent that total expenses exceed the following expense ratios:

Fund                  Class A     Class B    Class C     Class D   Class E   Class I     Class Y     Effective    Termination Date
                                                                                                     Date
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Core Bond         0.945%      1.695%     1.695%      N/A       N/A       0.695%      0.785%      08/01/04     07/31/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Discovery*        1.49%       2.27%      2.29%       N/A       N/A       N/A         1.32%       08/01/04     07/31/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Diversified Bond  0.945%      1.695%     1.695%      N/A       N/A       0.735%      0.775%      09/01/04     08/31/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Global            1.82%       2.59%      2.59%       N/A       N/A       1.13%       1.63%       11/01/04     10/31/05
Technology
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Income            1.19%       1.95%      1.95%       N/A       N/A       0.88%       1.03%       08/01/04     07/31/05
Opportunities
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Inflation         0.84%       1.62%      1.62%       N/A       N/A       0.59%       0.69%       08/01/04     07/31/05
Protected Securities
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Intermediate TE   0.88%       1.64%      1.63%       N/A       N/A       N/A         0.70%       12/01/04     11/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Large Cap         %           %          %           N/A       N/A        %          %           08/01/04     07/31/05
Equity**
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Large Cap Value   1.35%       2.11 %     2.11%       N/A       N/A       1.03%       1.17%       08/01/04     07/31/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Limited           0.945%      1.705%     1.705%      N/A       N/A       0.675%      0.775%      08/01/04     07/31/05
Duration Bond
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Massachusetts TE  0.88%       1.64%      1.64%       N/A       N/A       N/A         N/A         07/01/04     06/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Michigan TE       0.88%       1.64%      1.64%       N/A       N/A       N/A         N/A         07/01/04     06/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Mid Cap Value     1.40%       2.16%      2.16%       N/A       N/A       0.93%       1.22%       10/01/04     09/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP New York TE       0.88%       1.64%      1.64%       N/A       N/A       N/A         N/A         07/01/04     06/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Ohio TE           0.88%       1.64%      1.64%       N/A       N/A       N/A         N/A         07/01/04     06/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners          1.53%       2.32%      2.33%       N/A       N/A       1.21%       1.35%       06/01/05     05/31/06
Aggressive Growth
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------


Master Agreement - Fee Waivers          5


--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners Growth   1.50%       2.27%      2.27%       N/A       N/A       1.18%       1.31%       06/01/05     05/31/06
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners                                             N/A       N/A                               11/01/04     10/31/05
International         1.75%       2.52%      2.52%                           1.36%       1.58%
Aggressive Growth
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners                                             N/A       N/A                               11/01/04     10/31/05
International Core    1.75%       2.52%      2.52%                           1.35%       1.58%
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners          1.95%       2.72%      2.72%       N/A       N/A       1.56%       1.78%       11/01/04     10/31/05
International Small
Cap
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners Small    1.55%       2.31%      2.31%       N/A       N/A       1.30%       1.37%       06/01/05     05/31/06
Cap Core
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners Small    1.70%       2.46%      2.46%       N/A       N/A       1.20%       1.52%       04/01/05     03/31/06
Cap Growth
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Partners Small    1.59%       2.35%      2.35%       N/A       N/A       1.21%       1.42%       06/01/05     05/31/06
Cap Value
Fund
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Portfolio         0.59%       1.37%      1.37%       N/A       N/A       N/A         0.42%       02/01/05     01/31/06
Builder Funds
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Quantitative      1.25%       2.04%      2.06%       N/A       N/A       0.93%       1.06%       08/01/04     07/31/05
Large Cap Equity
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Real Estate       1.49%       2.27%      2.27%       N/A       N/A       1.17%       1.34%       07/01/04     06/30/05
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Selective         0.89%       1.64%      1.64%       N/A       N/A       0.59%       0.72%       06/01/05     05/31/06
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Short Duration    0.89%       1.64%      1.64%       N/A       N/A       0.59%       0.72%       06/01/05     05/31/06
U.S. Government
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Small Company     0.94%       1.70%      N/A         N/A       N/A       N/A         0.78%       02/01/05     01/31/06
Index
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP S&P 500 Index     N/A         N/A        N/A         0.64%     0.39%     N/A         N/A         02/01/05     01/31/06
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Threadneedle      1.99%       2.75%      2.75%       N/A       N/A       1.47%       1.82%       11/01/04     10/31/05
Emerging Markets
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------


Master Agreement - Fee Waivers          6

--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP Threadneedle      1.55%       2.31%      2.31%       N/A       N/A       1.07%       1.38%       11/01/04     10/31/05
International
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------
AXP U.S. Government   0.89%       1.64%      1.64%       N/A       N/A       0.59%       0.71%       06/01/05     05/31/06
Mortgage
--------------------- ----------- ---------- ----------- --------- --------- ----------- ----------- ------------ ------------------

 * AEFA waives its right to compensation under the 12b-1 Plan in the amount of .0375%.

** AEFC waives compensation under the Investment Management Service Agreement in the amount of .05% through July 31, 2005.

                                  AXP VP Funds

----------------------------------------------------- ------------ ------------------- ------------------------
Fund                                                  Fee Cap      Effective Date      Termination Date
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Core Bond                                      0.95%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Core Equity                                    0.40%        01/01/05            12/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Equity Select                                  1.10%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Income Opportunities                           0.99%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Inflation Protected Securities                 0.75%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Large Cap Value                                1.05%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Mid Cap Value                                  1.08%        05/01/05            08/31/06
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Partners Select Value                          1.15%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Partners Small Cap Value                       1.30%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP S&P 500 Index                                  0.495%       09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------
AXP VP Threadneedle Emerging Markets                  1.75%        09/01/04            08/31/05
----------------------------------------------------- ------------ ------------------- ------------------------

Master Agreement - Fee Waivers          7




AXP DISCOVERY SERIES, INC.
AXP FIXED INCOME SERIES, INC.
AXPGLOBAL SERIES, INC.
AXP GOVERNMENT INCOME SERIES, INC.
AXP GROWTH SERIES, INC.
AXP HIGH YIELD INCOME SERIES, INC.
AXP INCOME SERIES, INC.
AXP INTERNATIONAL SERIES, INC.
AXP INVESTMENT SERIES, INC.
AXP MARKET ADVANTAGE SERIES, INC.
AXP PARTNERS SERIES, INC.
AXP PARTNERS INTERNATIONAL SERIES, INC.
AXP SECTOR SERIES, INC.
AXP SPECIAL TAX-EXEMPT SERIES TRUST
AXP STRATEGY SERIES, INC.
AXP TAX-EXEMPT SERIES, INC.
AXP VP INCOME SERIES, INC.
AXP VP INVESTMENT SERIES, INC.
AXP VP PARTNERS SERIES, INC.

GROWTH TRUST
GROWTH AND INCOME TRUST
INCOME TRUST
TAX-FREE INCOME TRUST
WORLD TRUST


         By: /s/  Leslie L. Ogg
             -------------------------------
                  Leslie L. Ogg
                  Vice President


     AMERICAN EXPRESS FINANCIAL CORPORATION
     AMERICAN EXPRESS FINANCIAL ADVISORS INC.


         By: /s/  Paula R. Meyer
             -------------------------------
                  Paula R. Meyer
                  Senior Vice President and General Manager- Mutual Funds


     AMERICAN EXPRESS CLIENT SERVICE CORPORATION



         By: /s/  Bridget Sperl
             -------------------------------
                  Bridget Sperl
                  Chairman of the Board, President and Chief Executive Officer